                                                                  EXHIBIT  10.24

                          FIRST PREFERRED SHIP MORTGAGE


         FIRST PREFERRED SHIP MORTGAGE, made the 26th day of March, 1999 by R&B FALCON CORPORATION, a corporation organized and existing under the laws of the State of Delaware with offices at 901 Threadneedle, Houston, Texas 77079 (the "Shipowner") and RBF FINANCE CO., a corporation organized and existing under the laws of the State of Delaware with offices at 901 Threadneedle, Houston, Texas 77079 (the "Mortgagee");

         WHEREAS:

         A. The Shipowner is the sole-owner of 100% of the following U.S. flag vessel:

            Name                         Off. No.               Hailing Port
            ---------                    --------               ----------------
            FALRIG 82                     603881                New Orleans, La.

which vessel has been duly documented in the name of the Shipowner in accordance with the laws of the United States of America.

         B. Pursuant to the Loan Agreement dated as of March 26, 1999 (the "Loan Agreement") among the Shipowner and the Mortgagee, the Mortgagee has agreed to loan up to USD 10,800,000.00 (the "Loan") to the Borrower.

         C. The Borrower has delivered to the Mortgagee its Promissory Notes (collectively, the "Note") dated the date hereof to evidence the Loan. A copy of the form of the Loan Agreement and the Note are attached hereto as Exhibit A.

         D. In order to secure the payment of all amounts due under the Loan Agreement and the Note (including the principal of and interest thereon) according to their terms, and the payment of all other such sums that may hereinafter be secured by this Mortgage in accordance with the terms hereof, and to secure the performance and observance of and compliance with all the agreements, covenants and conditions of this Mortgage, the Shipowner has duly authorized the execution and delivery of this First Preferred Ship Mortgage.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, and in order to secure the payment of all amounts due under the Loan Agreement and the Note (including the principal of and interest thereon) according to the terms of this Mortgage, the Loan Agreement and the Note, and the payment of all other sums that may hereafter be secured by this Mortgage in accordance with the terms hereof (all such principal, interest, and other sums being hereinafter called the "Indebtedness hereby secured") and to secure the performance and observance of and compliance with all of the agreements, covenants and conditions of this Mortgage, the Loan Agreement and the Note, the Shipowner has granted, conveyed, mortgaged, pledged, confirmed, assigned, transferred and set over and by these presents does grant, convey, mortgage, pledge, confirm, assign, transfer and set over, unto the Mortgagee, and its successors and assigns the whole 100% of the above mentioned vessel, including, without being limited to, all of the boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, pumps and pumping equipment, apparel, furniture, fittings, equipment, spare parts, and all other appurtenances (including without limitation drilling masts, rotary tables, substructures, draw work, engines, pumps, blowout prevention equipment, drill pipe and drill bits) thereunto appertaining or belonging, whether now owned or hereafter acquired, and also any and all additions, improvements, renewals and replacements hereafter made in or to such vessel or any part thereof, including all items and appurtenances aforesaid (such together with all of the foregoing, being herein called the "Vessel").

         TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee and its successors and assigns, to its and to its successors' and assigns' own use, benefit and behoof forever.

         PROVIDED, and these presents are upon the condition, that, if the Shipowner or its successors or assigns shall pay or cause to be paid the Indebtedness hereby secured as and when the same shall become due and payable in accordance with the Note, the Loan Agreement and this Mortgage, and all other such sums as may hereafter become secured by this Mortgage in accordance with the terms hereof, and the Shipowner shall duly perform, observe and comply with or cause to be performed, observed, or complied with all the covenants, terms and conditions of this Mortgage, the Loan Agreement and the Note expressed or implied, to be performed, then this Mortgage and the estate and rights hereunder shall cease, determine and be void, otherwise to remain in full force and effect.

         The Shipowner for itself, its successors and assigns, hereby covenants, declares and agrees with the Mortgagee and its successors and assigns that the Vessel is to be held subject to the further covenants, conditions, terms and uses hereinafter set forth.


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                                    ARTICLE I

                 Representations and Covenants of the Shipowner.

         Section 1. (a) The Shipowner will pay the Indebtedness hereby secured and will observe, perform and comply with the covenants, terms and conditions herein and in the Loan Agreement and the Note on its part to be observed, performed or complied with.

         (b) The obligation of the Indebtedness hereby secured is an obligation in Dollars of the United States of America and the term "USD" when used herein shall mean such Dollars. Notwithstanding fluctuations in the value or rate of Dollars in terms of gold, or any other currency, all payments hereunder or otherwise in respect of the Indebtedness hereby secured shall be payable in terms of Dollars when due, and if not paid when due, in terms of Dollars when paid, whether such payment is made before or after the due date.

         (c) If a payment falls due on a day which banks in Houston, Texas and New York, New York are not open for business ("holiday"), such payment is due on the next following business day unless it would fall in a new calendar month, in which event it shall be the preceding business day.

         Section 2. The Shipowner is a corporation duly incorporated and existing under the laws of the State of Delaware. The Shipowner has full power and authority to own and mortgage the Vessel; all action necessary and required by law for the execution and delivery of this Mortgage has been duly and effectively taken; and the Indebtedness hereby secured is and will be the valid and enforceable obligation of the Shipowner in accordance with its terms. The Shipowner is now, and shall so remain until this Mortgage is discharged, a citizen of the United States pursuant to Section 2 of the Shipping Act of 1916, as amended (46 USC ss.802), and is fully qualified to own and operate vessels documented under the laws of the United States.

         Section 3. The Shipowner lawfully owns and is lawfully possessed of the Vessel free from any lien or encumbrance whatsoever other than for current operating expenses incurred in the ordinary course of business (payment for which is not overdue) and for liens covered (in excess of approved deductibles) by insurance (collectively, the "Permitted Liens") or any commitment to make the Vessel available to any governmental authority for charter, or sale or use, and will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever.

         Section 4. The Shipowner will cause this Mortgage to be duly recorded at the U.S. Coast Guard National Vessel Documentation Center in accordance with the provisions of 46 U.S.C. ss.31321, and will otherwise comply with and satisfy all of the provisions of the U.S. Code, Tit. 46, Ch. 301 and 313, as amended in order to establish and maintain this Mortgage as a first preferred mortgage


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
lien thereunder upon the Vessel and upon all renewals, replacements and improvements made in or to the same for the amount of the Indebtedness hereby secured.

         Section 5. The Shipowner will not cause or permit the Vessel to be operated in any manner contrary to law, and the Shipowner will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration or enrollment of the Vessel under the laws and regulations of the United States of America and will at all times keep the Vessel duly documented thereunder.

         Section 6. The Shipowner will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessel or any income therefrom; provided that the Shipowner shall not be required to pay any such tax, assessment or charge if the validity or amount thereof is concurrently contested in good faith by appropriate proceedings and if the Shipowner shall have set aside on its books reserves in accordance with generally accepted accounting principles in the United States deemed by it adequate with respect to such tax, assessment or charge; and provided further, however, that the Shipowner will pay or cause to be paid all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any lien which is attached as security therefor.

         Section 7. Neither the Shipowner, any charterer, the Master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel any lien whatsoever other than the lien of this Mortgage and Permitted Liens.

         Section 8. The Shipowner will place, and at all times and places will retain, a properly certified copy of this Mortgage on board the Vessel with her papers and will cause each such certified copy to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than Permitted Liens, and to any representative of the Mortgagee; and will place and keep prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type reading as follows:

                               "NOTICE OF MORTGAGE

                  This Vessel is covered by a First Preferred Ship Mortgage in favor of RBF Finance Co., under authority of Chapter 313 of Title 46 of the United States Code. Under the terms of said Mortgage, neither the owner, any charterer, the Master of this Vessel nor any other person


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
         has any right, power or authority to create, incur or permit to be imposed upon this Vessel any other lien whatsoever except Permitted Liens (as defined in the Mortgage), a copy of which is available on board for inspection upon the request of any party having business with the Vessel."

         Section 9. Except for the lien of this Mortgage and Permitted Liens, the Shipowner will not suffer to be continued any lien, encumbrance or charge on the Vessel, and in due course and in any event within thirty (30) days after the same becomes due and payable will pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all such claims or demands, or will cause the Vessel to be released or discharged from any such lien, encumbrance or charge therefor.

         Section 10. If a libel or complaint is filed against the Vessel or the Vessel is otherwise attached, levied upon or taken into custody by virtue of any legal proceeding in any court, the Shipowner will promptly notify the Mortgagee thereof by telex or telefax confirmed by letter, at its address, as specified in this Mortgage, and within fifteen (15) days will cause the Vessel to be released and all liens thereon other than this Mortgage and Permitted Liens to be discharged and will promptly notify the Mortgagee thereof in the manner aforesaid. The Shipowner will notify the Mortgagee within forty-eight (48) hours after it has become known to the Shipowner of any average or salvage incurred by the Vessel.

         Section 11. (a) The Shipowner will at all times and without cost or expense to the Mortgagee upgrade, maintain and preserve, or cause to be upgraded, maintained and preserved, the Vessel and all its equipment, outfit and appurtenances, tight, staunch, strong, in good condition, working order and repair and in all respects seaworthy and fit for its intended service, and will keep the Vessel, or cause it to be kept, in such condition as will entitle it to the highest classification and rating for vessels of the same age and type in Bureau Veritas or other classification society which is a member of the International Association of Classification Societies and approved by the Mortgagee, and will at the time of execution of this Mortgage, and annually thereafter on the anniversary of the date of execution hereof will furnish to the Mortgagee a certificate by such classification society that such classification is maintained. The Vessel shall, and the Shipowner covenants that it will, at all times comply with all applicable laws, treaties and conventions to which the United States of America is a party, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. The Shipowner will not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in its rig, without first receiving the written approval thereof by the Mortgagee.


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
         (b) The Shipowner agrees, following request by the Mortgagee, to give the Mortgagee at least ten (10) days notice of actual date and place of any survey of the Vessel in order that the Mortgagee may have representatives present if desired. The Shipowner agrees that at the Mortgagee's request it will satisfy the Mortgagee that the expense of such survey or work to be done thereat is within the Shipowner's financial ability and will not result in a claim or lien against the Vessel in violation of the provisions of this Mortgage.

         Section 12. (a) The Shipowner will at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the Vessel and its cargo and papers and, at the request of the Mortgagee, the Shipowner will deliver for inspection copies of any and all contracts and documents relating to the Vessel, whether on board or not.

         (b) The Shipowner hereby appoints the Mortgagee attorney-in-fact of the Shipowner, whether or not an event of default shall have occurred or is continuing, to appear before governmental bodies, classification societies and insurers and to demand and receive to the same extent that the Shipowner itself might, all information and certificates respecting (i) the corporate status of the Shipowner under the laws of its jurisdiction of incorporation or any other jurisdiction in which it may have qualified to do business, (ii) the status of the Vessel under the laws and regulations of its country of registration and its compliance with the requirements thereof, and (iii) the state of the records of the Vessel or of the Shipowner in respect of the Vessel in any classification society with which the Vessel may be classed or of any company, association or club by whom the Vessel or the Shipowner in respect of the Vessel may be insured; and the Shipowner hereby agrees that the Mortgagee may execute its powers as attorney-in-fact as aforesaid through its agents, representatives and attorneys. This power of attorney is coupled with an interest and shall be irrevocable as long as any indebtedness from the Shipowner to the Mortgagee remains outstanding.

         Section 13. The Shipowner will not transfer or change the flag or port of documentation of the Vessel without the prior written consent of the Mortgagee, and any such written consent to any one transfer or change of flag or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or port of documentation.


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
         Section 14. The Shipowner will not sell, mortgage, demise charter for a period longer than six (6) months, transfer or change the management of the Vessel without the prior written consent of the Mortgagee, and any such written consent to any one sale, mortgage, demise charter or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, demise charter or transfer. Any such sale, mortgage, demise charter or transfer of the Vessel shall be subject to the provisions of this Mortgage and the lien hereof.

         Section 15. (a) The Shipowner will cause to be carried and maintained on or in respect of the Vessel without expense to the Mortgagee, all risk equivalent Hull and Machinery and Protection and Indemnity insurance with responsible and reputable insurance companies, underwriters, associations, clubs or funds reasonably acceptable to the Mortgagee in an amount not less than the greater of (X) 110% of the amount of the outstanding Indebtedness hereby secured or (Y) the fair market value of the Vessel's hull and machinery, the "agreed value"), war risk and protection and indemnity and insurances in such amounts (with such deductibles or franchises), against such risks (including but not limited to, loss of or damage to hull or machinery; protection and indemnity; war risks in the event the Vessel is located outside United States territorial waters; or waters above the outer Continental Shelf of the United States; pollution risks) in such form (including, without limitation, the form of the loss payable clause) and in U.S. currency as the Mortgagee shall from time to time reasonably require or approve and as provided hereafter; and providing for deductibles no greater than USD 1,000,000.00 per occurrence. The Shipowner shall maintain liability insurance including crew liability, cargo liability, pollution liability, contractual liability and removal of wreck insurance in amounts similar to that maintained by owners of similar vessels and reasonably acceptable to the Mortgagee or, without expense to the Mortgagee, have the Vessel fully entered in a responsible and reputable Protection and Indemnity Association or club in good standing and reasonably acceptable to the Mortgagee. The Shipowner will cause such association or club to issue to the Mortgagee a Letter of Undertaking or certificate or cover note, noting the Mortgagee's interest in such insurance in a form reasonably satisfactory to the Mortgagee. The Shipowner will furnish the Mortgagee from time to time on request and in any event at least annually a detailed report (including a list showing the insured value of the Vessel) signed by a firm of marine insurance brokers reasonably acceptable to the Mortgagee with respect to the insurance carried and maintained on the Vessel, together with its report as to the compliance of such insurance with the requirements of this Section 15. The Shipowner agrees that, unless the insurances by its terms provide that they cannot cease without the Mortgagee being informed and having the right to continue the insurances by paying any premiums not paid by the Shipowner, receipts showing payment of premiums for required insurance paid shall be in the hands of the Mortgagee at least two (2) days before the risk in question commences.


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
         (b) The Shipowner shall, at its own expense, furnish to the Mortgagee a breach of warranty endorsement, including Additional Perils Pollution, providing coverage for the Mortgagee in an amount equal to at least 110% of the amount of the Indebtedness hereby secured. Such mortgagee's breach of warranty endorsement insurance shall be maintained in the broadest form available in the American or British markets for vessels of the same type as the Vessel through underwriters reasonably acceptable to the Mortgagee. The Vessel shall not undertake any construction operations, carry any cargoes or proceed in an area then excluded by trading warranties under its marine or war risk policies (including protection and indemnity) without obtaining all necessary additional coverage, reasonably satisfactory in form and substance to the Mortgagee; and evidence of which additional insurance shall be furnished to the Mortgagee.

         (c) The Shipowner will cause the relevant insurance brokers to agree to, and the Shipowner hereby covenants and agrees that it will, advise the Mortgagee of any expiration, termination, nonrenewal, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Shipowner of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel. To the extent obtainable from underwriters or brokers, all policies required hereby shall provide for not less than thirty (30) days prior written notice (ten (10) days with respect to non-payment of premiums and seven (7) days with respect to war risks) to be received by the Mortgagee of the termination or cancellation of the insurance evidenced thereby. All policies of insurance maintained pursuant to this Article I, Section 15 shall contain provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy and any assignee of said assured.

         (d) Unless the Mortgagee shall otherwise agree, all insurance (other than any Protection and Indemnity Association or Club) must name the Mortgagee as an additional insured but without liability for premiums, club calls, assessments, warranties or representations, and all amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee for distribution first to itself and thereafter to the Shipowner or others as interest may appear. Nevertheless, unless an Event of Default shall have occurred and is continuing (i) amounts payable under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred; provided, however, if the Mortgagee shall give notice that the Shipowner is in default hereunder, all


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such payments shall be made to the Mortgagee (with the exception of payments made under employers liability, workman's compensation and similar insurances) until the Indebtedness hereby secured has been fully discharged, and (ii) unless an Event of Default has occurred or is continuing amounts payable under any insurance with respect to the Vessel involving any damage to the Vessel not constituting an actual or constructive total loss, the underwriters may pay direct for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may pay the Shipowner as reimbursement therefor; provided, however, that if such amounts (including any franchise or deductible) are greater than USD 1,000,000.00 the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

         (e) All amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be disposed of as follows:

                  (i) any amount which might have been paid at the time, in accordance with the provisions of paragraph (d) above, directly to the Shipowner or others shall be paid by the Mortgagee to, or as directed by, the Shipowner;

                  (ii) all amounts paid to the Mortgagee in respect of an actual or constructive or arranged total loss or requisition shall be applied by the Mortgagee to the payment of the Indebtedness hereby secured in full;

                  (iii) so long as no Event of Default shall have occurred and be continuing all other amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be applied to the making of needed repairs or other work on the Vessel, or to the payment of other claims incurred by the Shipowner relating to the Vessel, or may be paid to the Shipowner or whosoever may be entitled thereto;

                  (iv) all other amounts paid to the Mortgagee in respect of any insurance on the Vessel may, in the Mortgagee's sole discretion, be held and applied to the prepayment of the Indebtedness hereby secured.

         (f) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Shipowner to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Shipowner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering


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
said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

         (g) The Shipowner shall deliver to the Mortgagee certified copies or originals whenever so requested by the Mortgagee in writing, of all certificates of entry, cover notes, binders, evidences of insurance and policies for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same.

         (h) The Shipowner agrees that it will not execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or canceled, and that it will not permit or allow the Vessel to undertake any construction operations or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage to extend to such construction operations, risks or cargoes.

         (i) In case any underwriter proposes to pay less on any claim of total loss (whether actual, constructive or compromised) than the amount thereof, the Shipowner shall forthwith inform the Mortgagee and the consent of the Mortgagee shall be required for any compromise thereof; and the Shipowner shall not agree to any adjustment or compromise of any such loss except for the highest amount reasonably obtainable thereon.

         (j) The Shipowner will comply with and satisfy all of the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the Shipowner or the Vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade which the Vessel are from time to time engaged in and the cargo carried by it or the construction projects conducted by it.

         (k) Any provision of this Section 15 to the contrary notwithstanding, all aspects of the insurances on the Vessel (including risks covered, policy terms, deductibles, forms of loss payable clauses, and underwriters or clubs) shall at all times be fully satisfactory to and approved by the Mortgagee, acting in its sole discretion. The Shipowner shall cause any insurance broker arranging the insurances required by this Mortgage (who shall be approved by the Mortgagee) to issue its letter of undertaking to the Mortgagee with respect to such insurance matters as the Mortgagee shall request in accordance with usual commercial practice.

         Section 16. The Shipowner will reimburse the Mortgagee promptly, for any and all expenditures which the Mortgagee may from


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
time to time make, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorney's fees, necessary translation fees for documents made in a language other than English, and other matters as the Shipowner is obligated herein to provide, but fails to provide. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional indebtedness due from the Shipowner, secured by this Mortgage, and shall be payable by the Shipowner on demand. The Mortgagee, though privileged to do so, shall be under no obligation to the Shipowner to make any such expenditures, nor shall the making thereof relieve the Shipowner of any default in that respect.

         Section 17. The Shipowner will fully perform any and all charter parties or contracts of affreightment which are, or may be, entered into with respect to the Vessel.

         Section 18. The Shipowner further covenants and agrees with the Mortgagee that, so long as any part of the Indebtedness hereby secured remains unpaid, there shall be no change in the ownership of the Vessel, without the prior written consent of the Mortgagee.

         Section 19. (a) In the event of an actual or constructive or arranged total loss or seizure or forfeiture or requisition or other taking, or any sale, exchange, or other disposition of the Vessel by the Shipowner, whether or not with the consent of the Mortgagee, then and in each such case the Shipowner shall forthwith on demand prepay the Indebtedness hereby secured pursuant to
Section 2.3 of the Loan Agreement.

         (b) This Mortgage shall extend to and constitute a lien upon, and the Shipowner hereby grants the Mortgagee a security interest in, all proceeds resulting from any of the events mentioned in subsection (a) above as security for the Indebtedness hereby secured.

         (c) The Shipowner hereby irrevocably authorizes the Mortgagee to file and record financing statements under the Uniform Commercial Code in any jurisdiction where the same may be in force or under any legislation having similar effect for the purpose of perfecting or continuing the perfection of the security interests granted by the Shipowner to the Mortgagee herein without obtaining the signature of the Shipowner thereto. The Shipowner hereby irrevocably authorizes the Mortgagee to execute any such financing statement or similar document in the name of the Shipowner.


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
                                   ARTICLE II

                         Events of Default and Remedies.

         Section 1. In case any one or more of the following events, herein termed "Events of Default", shall have occurred and be continuing:

                  (a) any payment in respect of the Indebtedness hereby secured has not been received by the Mortgagee when due after giving effect to any applicable grace periods; or

                  (b) any Event of Default has occurred under the Loan
         Agreement;

                  (c) the statements in Sections 2 and 3 of Article I shall prove to be untrue in a material way; or

                  (d) a default shall have occurred in the due and punctual observance and performance of any of the provisions of Sections 4, 5, 6, 9, 10, 11, 13, 14, 15, 16, 18 or 19 of Article I hereof; or

                  (e) a default by the Shipowner in the observance or performance of any other agreement under this Mortgage shall have occurred and shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Shipowner by the Mortgagee; or

                  (f) the Shipowner or any other obligor of any part of the Indebtedness hereby secured: (i) is dissolved or its legal status is lost or canceled by reason of any valid, judicial, extra-judicial, or administrative proceeding shall have occurred, or (ii) dies or is adjudicated a bankrupt, or (iii) shall admit in writing its inability to pay its debts as they fall due, or (iv) shall make a general assignment for the benefit of its creditors; or a receiver of the property or business of the Shipowner or any obligor on or guarantor of any part of the Indebtedness hereby secured is appointed by a court of competent jurisdiction;

         then, and in each and every such case, the Mortgagee shall have the right to:

                  (1) Declare all the then unpaid Indebtedness hereby secured to be due and payable immediately, and upon such declaration the same, including interest to date of declaration, shall become and be immediately due and payable (provided no declaration shall be required if an event of default shall have occurred under subsection (f) hereof);

                  (2) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of the laws of the United States of America or of any other jurisdiction where the Vessel may be found;


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
                  (3) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for the Indebtedness hereby secured, and collect the same out of any and all property of the Shipowner whether covered by this Mortgage or otherwise;

                  (4) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Shipowner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel and the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to Subsection (5) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given it to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of the Shipowner without charge, or to dock it at any other place at the cost and expense of the Shipowner;

                  (5) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process, and if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell the Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Shipowner in admiralty, in equity, at law or by statute, at public or private sale, by sealed bids or otherwise, by mailing, by air or otherwise, notice of such sale, whether public or private, addressed to the Shipowner at its last known address, fourteen
         (14) days prior to the date fixed for entering into the contract of sale and by first publishing notice of any such public sale for ten consecutive days, in a daily newspaper of general circulation published in the City of Houston, State of Texas or if the place of sale should not be in Houston, Texas then by publication of a similar notice at or near the place of sale; in the event that the Vessel shall be offered for sale by private sale, no newspaper publication of notice shall be required, nor notice of adjournment of sale; the sale may be held at such place and


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
         at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at any judicial sale.

         Section 2. Any sale of the Vessel made in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto, and shall bar the Shipowner, its successors and assigns, and all persons claiming by, through or under it. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Mortgagee, if it is the purchaser, shall be entitled for the purpose of making settlement or payment for the property purchased to use and apply the Indebtedness hereby secured in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Mortgagee after allowing for the costs and expense of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Indebtedness hereby secured. At any such judicial sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

         Section 3. The Mortgagee is hereby appointed attorney in-fact of the Shipowner, upon the happening of any Event of Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Shipowner, a good conveyance of the title to the Vessel so sold. In the event of any sale of the Vessel, under any power herein contained, the Shipowner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel as the Mortgagee may direct or approve.

         Section 4. The Mortgagee is hereby appointed attorney in-fact of the Shipowner upon the happening of any Event of Default, in the name of the Shipowner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Event of Default in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Shipowner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Shipowner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

         Section 5. Whenever any right to enter and take possession of the Vessel accrues to the Mortgagee, it may require the Shipowner to deliver, and the Shipowner shall on demand, at its own cost and expense, deliver to the Mortgagee the Vessel to a location designated by the Mortgagee as demanded. If the Mortgagee shall be entitled to take any legal proceedings to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

         Section 6. The Shipowner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Shipowner, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Shipowner, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

         Section 7. The Shipowner covenants that upon the happening of any Event of Default, then, upon written demand of the Mortgagee, the Shipowner will pay to the Mortgagee the whole amount due and payable in respect of the Indebtedness hereby secured; and in case the Shipowner shall fail to pay the same forthwith upon such demand, the Mortgagee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Mortgagee's agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it hereunder. All moneys collected by the Mortgagee under this
Article II, Section 7 shall be applied by the Mortgagee in accordance with the provisions of Section 11 of this Article II.

         Section 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any default as above defined shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Indebtedness hereby secured maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Mortgagee shall be deemed to be effective unless in writing and duly signed by authorized signatories of the Mortgagee.

         Section 9. If at any time after an Event of Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any enforcement or foreclosure proceedings the Shipowner offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest with respect to the Shipowner's obligations as provided herein or in the Loan Agreement as set forth therein, then the Mortgagee may accept such offer and payment and restore the Shipowner to its former position, but such action, if taken, shall not affect any subsequent event of default or impair any rights consequent thereon.

         Section 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Shipowner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

         Section 11. The proceeds of any sale of the Vessel and the net earnings of any charter operation or other use of the Vessel and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

                  First: To the payment of all expenses and charges, including the expenses of any sale, the expenses of any retaking, attorney's fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

                  Second: To the payment of the Indebtedness hereby secured, whether due or not, including interest thereon to the date of such payment; and

                  Third: To the payment of any surplus thereafter remaining to the Shipowner or to whomsoever may be entitled thereto.

         Section 12. Until one or more Events of Default shall happen, the Shipowner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings or equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, or other appurtenances of substantially equal value to the Shipowner, which shall forthwith become subject to the lien of this Mortgage as a preferred mortgage thereon.

                  Section 13. (a) If any provision of this Mortgage should be deemed invalid or shall be deemed to affect adversely the preferred status of this Mortgage under any applicable law, such provision shall cease to be a part of this Mortgage without affecting the remaining provisions, which shall remain in full force and effect.

         (b) In the event that the Note, the Loan Agreement or this Mortgage or any of the documents or instruments which may from time to time be delivered hereunder or thereunder or any provision hereof or thereof shall be deemed invalidated by present or future law of any nation or by decision of any court, or if any third party shall fail or refuse to recognize any of the powers granted to the Mortgagee hereunder when it is sought to exercise them, this shall not affect the validity or enforceability of all or any other parts of the Note, the Loan Agreement or the Mortgage or such documents or instruments and, in any such case, the Shipowner covenants and agrees that, on demand, it will execute and deliver such other and further agreements, documents and instruments and do such things as the Mortgagee in its sole discretion may deem to be necessary to carry out the true intent of this Mortgage, the Loan Agreement and the Note.

         (c) Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage and that, if any provision or portion thereof herein shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect.

         Section 14. In the event of any legal proceedings, the Shipowner accepts for itself and subsequent owners of the Vessel, irrespective of domicile or residence the nonexclusive jurisdiction of the Courts of the State of New York and the United States District Court of the Southern District Court of New York as venue with notice provided in the manner established for residents of the venue served on the Shipowner or on the Shipowner's manager or managing owner or the Vessel's master.


                                   ARTICLE III

                                Sundry Provisions

         Section 1. All of the covenants, promises, stipulations and agreements of the Shipowner in this Mortgage contained shall bind the Shipowner and its successors and assigns and shall inure to the benefit of the Mortgagee and its respective successors and assigns. In the event of any assignment or transfer of this Mortgage, the term "Mortgagee", as used in this Mortgage, shall be deemed to mean any such assignee or transferee.

         Section 2. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

         Section 3. This Mortgage may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 4. Any notice or other communication to be given pursuant hereto shall be in the manner provided in Section 7.8 of the Loan Agreement and addressed:

If to the Shipowner to:

                  R&B Falcon Corporation
                  901 Threadneedle
                  Houston, Texas 77079
                  Attention: Steven Webster

If to the Mortgagee to:

                  RBF Finance Co.
                  901 Threadneedle
                  Houston, Texas 77079
                  Attention: Leighton Moss

or at such other address as either party may notify to the other in writing.

                  Section 5. The maximum principal amount that may be outstanding under this Mortgage is Ten Million Eight Hundred Thousand United States Dollars (USD 10,800,000.00) and for the purpose of recording this Mortgage, the total amount of this First Preferred Ship Mortgage is Ten Million Eight Hundred Thousand United States Dollars (USD 10,800,000.00), and interest, expenses and performance of mortgage covenants. The maturity date is March 15, 2009. The discharge amount is the same as the total amount.

                  IN WITNESS WHEREOF, the Shipowner has caused this First Preferred Ship Mortgage to be duly executed the day and year first above written.

                                R&B FALCON CORPORATION



                                By: /s/ ROBERT FULTON
                                   --------------------------------
                                    Name: Robert Fulton
                                    Title: Executive Vice President

STATE OF TEXAS    )
                  )    ss.:
COUNTY OF HARRIS  )

         On this 26th day of March, 1999, before me personally appeared Robert Fulton , to me known, who, being by me duly sworn, did depose and say that he resides at 901 Threadneedle, Houston, Texas 77079; that he is the Executive Vice President of R&B Falcon Corporation, the corporation described in the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation and that the foregoing instrument is the act and deed of the corporation.



                                              /s/ KAY RASMUSSEN
                                              --------------------------
                                              Notary Public

                                              [Seal]



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